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                                                                   EXHIBIT 10.20

     The Associated Group, Inc. ("AGI") hereby executes this Instrument in order to become a party to the Inter-Group Agreement, dated as of March 9, 1999, between and among AT&T Corp, on the one hand, and Liberty Media Corporation, Liberty Media Group LLC and each Covered Entity listed on the signature pages thereof, on the other hand, as supplemented by the First Supplement to Inter-Group Agreement, dated as of May 28, 1999, as amended, the Second Supplement to Inter-Group Agreement, dated as of September 24, 1999, and the Third Supplement to Inter-Group Agreement, dated as of October 20, 1999, as amended by the Amendment to First, Second and Third Supplements to Inter-Group Agreement, dated as of December 3, 1999 (collectively, the "Inter-Group Agreement"). Upon the
                                           ---------------------
acceptance hereof by the other parties to the Inter-Group Agreement by execution hereof where indicated below, AGI will thereupon be a party to the Inter-Group Agreement as a Liberty Media Party (as defined therein) and member of the Liberty Media Group, unless and until (a) all of the equity of AGI has been transferred to Liberty AGI, Inc. as contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of October 28, 1999 among AT&T Corp. A-Group Merger Corp. Liberty Media Corporation and AGI, or (b) all of the assets of AGI have been contributed to Liberty Media Group LLC pursuant to the Amended and Restated Contribution Agreement by and among Liberty Media Corporation, Liberty Media Management LLC, Liberty Media Group LLC, AGI and Liberty AGI, Inc.

                                    THE ASSOCIATED GROUP, INC.
Dated: January 14, 2000

                                    By: /s/ Charles Y. Tanabe
                                        ---------------------
                                        Name: Charles Y. Tanabe
                                        Title: Senior Vice President
AGREED AND ACCEPTED:


AT&T CORP.                          LIBERTY MEDIA GROUP LLC


By: /s/ illegible                   By: /s/ John C. Malone
    -------------                       ------------------
    Name:                               Name: John C. Malone
    Title:                              Title: Chairman


LIBERTY MEDIA CORPORATION           LIBERTY SP, INC.


By: /s/ Charles Y. Tanabe           By: /s/ Charles Y. Tanabe
    ---------------------               ---------------------
    Name: Charles Y. Tanabe             Name: Charles Y. Tanabe
    Title: Senior Vice President        Title: Senior Vice President


LIBERTY AGI, INC.                   LMC INTERACTIVE, INC.


By: /s/ Charles Y. Tanabe           By: /s/ Charles Y. Tanabe
    ---------------------               ---------------------
    Name: Charles Y. Tanabe             Name: Charles Y. Tanabe
    Title: Senior Vice President        Title: Senior Vice President